Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Trade and other receivables
24. Trade and other receivables

Accounting policy
Trade and other receivables, excluding trade receivables for PGM concentrate sales, prepayments and value added tax, are non-derivative financial assets categorised as financial assets measured at amortised cost.
The above non-derivative financial assets are initially recognised at fair value and subsequently carried at amortised cost less allowance for impairment. Estimates made for impairment are based on a review of all outstanding amounts at year end in line with the impairment policy described in note 36. Irrecoverable amounts are written off during the period in which they are identified.
In addition to other types of PGM sales, trade receivables include actual invoiced sales of PGM concentrate, as well as sales not yet invoiced for which deliveries have been made and the control has transferred. The PGM concentrate receivables are financial assets measured at fair value through profit or loss, as the solely payments of principle and interest criteria is not met. The receivable amount calculated for the PGM concentrate delivered but not yet invoiced is recorded at the fair value of the consideration receivable at the date of delivery. At each subsequent reporting date the receivable is restated to reflect the fair value movements in the pricing mechanism which are recognised in revenue. Foreign exchange movements on foreign currency denominated receivables are recognised as a foreign exchange gain or loss in profit or loss subsequent to the recognition of a sale.

Figures in million – SA rand	2022	2021	2020
Trade receivables — gold sales	—	44	42
Trade receivables — PGM sales	4,304	4,823	4,655
PGM sales concentrate	3,564	3,794	4,030
PGM sales other	740	1,029	625
Battery metals sales	135	—	—
Other trade receivables	1,389	904	1,021
Payroll debtors	361	322	268
Interest receivable	90	54	57
Financial assets	6,279	6,147	6,043
Prepayments	433	335	369
Value added tax	788	929	454
Total trade and other receivables	7,500	7,411	6,866
Fair value of trade and other receivables
The fair value of trade receivables for PGM concentrate sales are determined based on ruling market prices, volatilities and interest rates, and constitutes level 2 on the fair value hierarchy (see note 36.1).
The fair value of trade and other receivables measured at amortised cost approximate the carrying value due to the short maturity.
Credit risk
The Group is exposed to credit risk on the total carrying value of trade and other receivables.
Trade receivables measured at amortised cost are reviewed on a regular basis and an allowance for impairment is raised when they are not considered recoverable based on an expected credit loss assessment. The Group transacts exclusively with a limited number of large international institutions and other organisations with strong credit ratings and the negligible historical level of customer default. Trade receivables are currently in a sound financial position and no impairment has been recognised.
The table below summarises the impairment allowance raised on other receivables that are considered to be impaired:

Figures in million – SA rand	2022	2021	2020
Balance at beginning of the year	201	199	140
Impairment allowance recognised in profit or loss for the year	28	3	59
Impaired financial assets recovered during the year	(15)	(1)	—
Balance at end of the year	214	201	199
Commodity price risk
The Group is exposed to commodity price risk on PGM concentrate receivables that are still subject to provisional pricing adjustments after the reporting date. A change in the 4E basket price of one percent would impact revenue and the related PGM concentrate receivables by R28 million.
Foreign currency sensitivity
Certain of the Group’s components with SA rand as their functional currency have trade and other receivables which are settled in US dollars. The balances are sensitive to changes in the rand/US dollar exchange rate. A one percentage point change in the SA rand closing exchange rate of R17.03/US$ would have impacted profit for the year by R35 million.